Exhibit 99.1

CEA Industries Board Authorizes $250 Million Stock Buyback Program

New York, September 22, 2025 — CEA Industries Inc. (Nasdaq: BNC), (“BNC” or the “Company”), the world’s leading corporate holder of BNB and prominent industry advocate of BNB adoption, today announced that its Board of Directors has authorized a stock repurchase program of up to $250 million of the Company’s common stock.

David Namdar, CEO of CEA Industries (BNC): “This buyback program reflects our confidence in the long-term value of CEA Industries and our conviction in BNB, which is trading near all time highs. We intend to act opportunistically when our shares trade below intrinsic value, with the goal of enhancing net asset value per share and delivering sustained returns for our shareholders. With the world’s leading BNB digital asset treasury as our foundation, by repurchasing at a discount, we not only reinforce our confidence in BNB as an asset, but also enhance the BNB-per-share for all remaining investors.”

The stock buyback program is designed to provide enhanced support to the market, optimize capital allocation and reinforce CEA Industries long-term commitment to driving sustainable shareholder value. Repurchases under the program may be made from time to time through open market purchases, privately negotiated transactions or other means permitted under applicable securities laws. The timing and amount of repurchases under the program will depend on market conditions, share price, trading volume and other factors. The Company is not obligated to repurchase any specific number of shares, and the program may be suspended or discontinued at any time.

About CEA

CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that has focused on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB. BNC offers investors institutional-grade exposure to BNB.

Media Contacts:

CEA Industries bnc@cw8-communications.com

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This press release specifically contains forward-looking statements regarding BNC’s expectations or beliefs regarding (i) the longevity of the Company’s position as the largest BNB treasury in the world; (ii) the long-term growth and adoption of the BNB ecosystem; (iii) BNC’s role in advancing BNB’s global adoption; (iv) the growth of interest from institutional partners and investors worldwide; (v) BNC being the most trusted and strategically positioned digital asset treasury; and (vi) BNC’s ability to scale its holdings and introduce innovative structures, which result in lasting value to shareholders. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business as well as other important factors may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to, BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release is qualified in its entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC, including BNC’s Form 10-K filed with the SEC on March 27, 2025, and Form 10-KT filed with the SEC on July 25, 2025, each as may be amended or supplemented from time to time. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov. BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.